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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of report (Date of earliest event reported):  December 6, 1999

                              Four Media Company
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                    0-21943                   95-4599440
----------------        -----------------------       ------------------
   (State of             (Commission File Number)         (IRS Employer
 Incorporation)                                        Identification No.)


                           2813 West Alameda Avenue
                           Burbank, California 91505
                           -------------------------
              (Address of principal executive offices) (Zip Code)

                                (818) 840-7000
                     -------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.
          ------------

     On December 6, 1999, Four Media Company, a Delaware corporation (the "Company"), entered into a definitive agreement (the "Merger Agreement") with AT&T Corp. and Liberty Media Corporation ("Liberty Media") pursuant to which Liberty Media will acquire 100% of the Company's issued and outstanding common stock, par value $0.01 per share ("Company Common Stock") by means of a merger (the "Merger"). As contemplated by the Merger Agreement, each share of Company Common Stock outstanding immediately prior to the effective time of the Merger will be converted into and represent the right to receive, and will be exchangeable for (i) 0.16129 of a share of Class A Liberty Media Group Stock and
(ii) $6.25 in cash. The terms of the Merger Agreement supersede and modify the terms of the letter of intent which was announced by the parties on November 1, 1999 and is attached as an Exhibit to the Company's Current Report on Form 8-K filed with the Commission on November 1, 1999.

     Also on December 6, 1999, Warburg, Pincus Equity Partners, L.P., Fleming Asset Management USA and Robert T. Walston, collectively holders of approximately 70% of the issued and outstanding Company Common Stock entered into agreements (the "Voting Agreements") with Liberty Media to vote in favor of the Merger. The Merger is subject to the expiration of applicable waiting periods under pre-notification regulations, Company stockholder approval and other customary closing conditions. Closing is anticipated to occur in the first quarter of 2000. Copies of the Merger Agreement, the Voting Agreements and the Company's press release dated December 6, 1999 are attached as Exhibits hereto and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          7(c)  Exhibits
                --------

          99.1 Merger Agreement dated as of December 6, 1999 by and among AT&T Corp., D-Group Merger Corp., Liberty Media Corporation and Four Media Company

          99.2 Voting Agreement dated as of December 6, 1999 by and among Liberty Media Corporation, Four Media Company, Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V., Warburg, Pincus Netherlands Equity Partners III, C.V., Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P.

          99.3 Voting Agreement dated as of December 6, 1999 by and among Liberty Media Corporation, Four Media Company and Technical Services Partners, L.P.

          99.4  Press Release of Four Media Company dated December 6, 1999

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 7, 1999

                                             FOUR MEDIA COMPANY


                                         By: /s/ William E. Niles
                                             --------------------
                                             William E. Niles
                                             Vice President of Business Affairs,
                                             General Counsel and Secretary

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                                 EXHIBIT INDEX
                                 -------------


          99.1 Merger Agreement dated as of December 6, 1999 by and among AT&T Corp., D-Group Merger Corp., Liberty Media Corporation and Four Media Company

          99.2 Voting Agreement dated as of December 6, 1999 by and among Liberty Media Corporation, Four Media Company, Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V., Warburg, Pincus Netherlands Equity Partners III, C.V., Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P.

          99.3 Voting Agreement dated as of December 6, 1999 by and among Liberty Media Corporation, Four Media Company and Technical Services Partners, L.P.

          99.4  Press Release of Four Media Company dated December 6, 1999

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